PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONFIDENTIAL
Execution Version

THIRD AMENDMENT TO AMENDED AND RESTATED
RESEARCH, COLLABORATION AND LICENSE AGREEMENT

This THIRD AMENDMENT (the “Amendment”), dated December 23, 2020 (the “Amendment Date”), is entered into by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), and Amicus Therapeutics, Inc., a corporation organized under the laws of the state of Delaware (“Licensee”). Penn and Licensee may be referred to herein as a “Party” or, collectively, as “Parties”.

WHEREAS, the Parties entered into a Research, Collaboration & License Agreement dated October 8, 2018, which was later amended pursuant to the Amended and Restated Research, Collaboration & License Agreement dated May 28, 2019 (the “Collaboration Agreement”), which was amended by the First Amendment dated December 20, 2019 and the Second Amendment dated March 26, 2020, pursuant to which, among other things, Penn and Licensee are conducting a research program for the pre- clinical development of certain gene therapy products intended to treat certain specified indications; and

WHEREAS, the Parties now wish to amend certain provisions of the Collaboration Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.The Research Plan and timeline contained in Exhibit B of the Collaboration Agreement for the [***] programs is hereby amended to include the additional work and timeline outlined in the updated Schedule B to this Third Amendment.

2.The Research Program Budget contained in Exhibit C of the Collaboration Agreement for the [***] programs is hereby amended to include the new Research Program Budget contained in Schedule C to this Third Amendment. The payment schedule contained in Schedule C of the Agreement is amended and restated in its entirety as set forth in Exhibit C to this Third Amendment.

3.A complete and amended patent schedule for Penn Patent Rights A of the Collaboration Agreement is attached as Exhibit A, a complete and amended patent schedule for Funded Discovery Patent Rights Exceptions [***] is attached as Exhibit G, and a complete and amended patent schedule for DRG Patent Rights is attached as Exhibit Y.

4.This Third Amendment and the Collaboration Agreement contains the entire understanding between the Parties and supersedes any and all prior agreements, understandings and arrangements whether written or oral between the Parties with respect to the matters contained in the Agreement and this Third Amendment. No amendments, changes, modifications or alterations of the terms and conditions of this Third Amendment shall be binding upon any Party, unless in writing and signed by an authorized representative of each Party.

5.    All terms and conditions of the Agreement not changed by this Third Amendment shall remain in full force and effect.

6.    Signatures on this Third Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail, which signatures shall be deemed originals. If executed in counterparts, the Amendment shall be effective as if simultaneously executed.

[Remainder of the page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, duly authorized representatives of the Parties have executed this Amendment as of the Amendment Date.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA	AMICUS THERAPEUTICS, INC.
By: /s/John S. Swartley	By: /s/ Jeff Castelli
Name: John S. Swartley, PhD	Name: Jeff Castelli, PhD
Title: Associate Vice Provost for Research and Managing Director, Penn Center for Innovation	Title: Chief Development Officer

Read and Acknowledged:

By:     /s/James Wilson
Name:    Dr. James M. Wilson
Title:    Director, Gene Therapy Program

Exhibit A Patent Rights

[***]

Exhibit B Research Plan
[***]

Exhibit C

Research Program Budget and Payment Schedule

[***]

Exhibit G

Funded Discovery Patent Rights Exceptions

[***]

Exhibit Y

DRG Patent Rights

[***]